SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2005

WITNESS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29335	23-2518693
(State of other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

300 Colonial Center Parkway

Suite 600

Roswell, GA 30076

(Address of principal executive offices)

(770) 754-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e -4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On December 8, 2005 Witness Systems, Inc. (“Witness”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., SG Cowen & Co., LLC, Thomas Weisel Partners LLC, Raymond James & Associates, Inc. and ThinkEquity Partners LLC, as representatives of the several underwriters named in the Underwriting Agreement, relating to the sale and issuance of 4,100,000 shares of Witness common stock.  Witness has granted to such underwriters an option to purchase up to an additional 615,000 shares of common stock within 30 days after the offering to cover over-allotments, if any.  The price to the public is $20.00 per share, and proceeds to Witness from the offering, net of expenses, are expected to be approximately $77.2 million.  Deutsche Bank Securities Inc. acted as sole book runner for the offering.  SG Cowen & Co., LLC and Thomas Weisel Partners LLC acted as co-lead managers of the offering.  Co-managers for the offering were Raymond James & Associates, Inc. and ThinkEquity Partners LLC.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.

The shares of common stock were issued pursuant to a Registration Statement on Form S-3 (Registration No. 333-113604) as filed with the Securities and Exchange Commission (the “Commission”) on March 15, 2004 and declared effective by the Commission on August 11, 2004, and a Registration Statement on Form S-3 (Registration No. 333-130225) as filed with the Commission on December 8, 2005 under Rule 462(b) of the Securities Act of 1933, as amended.

On December 8, 2005, Witness issued a press release announcing the pricing of the offering.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following exhibits are filed as a part of this report:

EXHIBIT NUMBER	DESCRIPTION

1.1

Underwriting Agreement, dated as of December 8, 2005, by and among Witness Systems, Inc. and Deutsche Bank Securities Inc., SG Cowen & Co., LLC, Thomas Weisel Partners LLC, Raymond James & Associates, Inc. and ThinkEquity Partners LLC, as Representatives of the several Underwriters listed in Schedule I thereto.

5.1	Opinion of Morris, Manning & Martin, LLP, as counsel to Witness Systems, Inc., regarding the legality of the offered shares.

23.3	Consent of Morris, Manning & Martin, LLP, as counsel to Witness Systems, Inc. (included in Exhibit 5.1).

99.1	Press Release of Witness Systems. Inc. dated December 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WITNESS SYSTEMS, INC.
(Registrant)

Date: December 9, 2005
	By:	/s/ William F. Evans
William F. Evans,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
1.1

Underwriting Agreement, dated as of December 8, 2005, by and among Witness Systems. Inc. and Deutsche Bank Securities Inc., SG Cowen & Co., LLC, Thomas Weisel Partners LLC, Raymond James & Associates, Inc. and ThinkEquity Partners LLC, as Representatives of the several Underwriters listed in Schedule I thereto.

5.1	Opinion of Morris, Manning & Martin, LLP, as counsel to Witness Systems, Inc., regarding the legality of the Shares.

23.3	Consent of Morris, Manning & Martin, LLP, as counsel to Witness Systems, Inc. (included in Exhibit 5.1).

99.1	Press Release of Witness Systems. Inc. dated December 8, 2005.